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                                                                   EXHIBIT 10.29

                                                                       No. 8-030

THE OPTION TO PURCHASE SHARES OF THE COMMON STOCK OF ESAT, INC., REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. NEITHER THE OPTIONS NOR THE UNDERLYING SHARES MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF SAID CORPORATION AND SUCH FURTHER RESTRICTIONS AS THE BOARD OF DIRECTORS MAY DETERMINE.

                             STOCK OPTION AGREEMENT

   STOCK OPTION AGREEMENT effective as of this 1st day of January, 2000, between eSat, Inc., a Nevada corporation (the "Corporation"), and STEVEN A. TULK (the "Recipient").

   WHEREAS, the Corporation, by action of the Board of Directors on January 2000, has authorized the granting of stock options to purchase 350,000 shares of this Corporation's common stock, $.001 par value ("Common Stock"), to RECIPIENT at an exercise price of $ 4.00 per share.

   NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged, the Corporation and the Optionee agree as follows:

  1. Grant of Option. The Corporation hereby grants to RECIPIENT an option to purchase (the "Option") an aggregate of 350,000 shares of the Corporation's common stock for a purchase price of $ 4.00 per share (the "Option Price").

  2. Vesting of Option. This option shall vest as to 116,667 of the shares covered hereby immediately and 116,667 of the shares covered hereby on the one year anniversary of the date of Grant and 116,666 of the shares covered herby on the second year anniversary of the date of Grant.

  3. Exercise of Option. Except as otherwise provided in Sections 3, 4, & 6 of this Agreement, this Option may be exercised in whole or in part at any time during the term of the Option, provided, however, no portion of this Option shall be exercisable after the expiration of the term thereof.


  4.  Manner of Exercise.

        (a) During the lifetime of the Recipient, only he/she may exercise the Option or any portion thereof. After the death of the Recipient, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Recipient's personal representative or by any person empowered to do so under the Recipient's will or under the then applicable laws of descent and distribution.

        (b) The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when such exercisable Option or portion thereof becomes unexercisable:

               (i) Notice in writing signed by the Recipient, or such other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Corporation; and

               (ii) (a) Full payment (in cash or by check) for the shares with respect to which such Option or portion thereof is exercised; or

                      (b) With the consent of the Corporation, shares of the Company's Common Stock owned by the Recipient duly endorsed for transfer to the Company with a Fair Market Value on


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                      the date of delivery equal to the aggregate
                      purchase price of the shares with respect to which such Option or portion thereof is exercised.

  5. Term of Option. The term of the Option will be through January 1, 2004, subject to Paragraphs 7 and 8 as provided in this Agreement.

      The Recipient of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been purchased through the exercise of the Option and has been evidenced on the stock transfer records of the Corporation maintained by the Corporation's transfer agent.

  6. Performance Restrictions. The Recipient of this Option will not have the right to exercise this Option until confirmation by the Board of Directors that the following performance goals have been completed:

      NONE.


  7. Transferability Restriction. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) (1) without the consent of the Corporation, and (2) such transfer is not in violation of the Securities Act of 1933, the Corporate Securities Laws of the State of Nevada, or the securities laws of any state. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process not in accordance with the foregoing sentence shall cause the Option to terminate immediately upon the happening of any such event, and the Recipient shall lose all rights under this agreement, provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 6, will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

  8. Death, Disability or Retirement of Recipient. The Recipient's rights to exercise this Option upon the death, disability or retirement of the Recipient are set forth as follows:


      (a) If the Recipient ceases to be in Service to the Corporation for a reason other than permanent disability or death, the Recipient must, within (2) months after the date of termination of such Service, but in no event after the Option's stated expiration date, exercise some or all of the Options that the Recipient was entitled to exercise on the date the Recipient's Service terminated. All options which have not vested in accordance with Section will thereafter be void for all purposes. If the Recipient ceases to be in Service to the Corporation by reason of permanent disability within the meaning of section 22(e)(3) of the Internal Revenue Code (as determined by the Board of Directors), the Recipient will have two (2) months after the date of termination of Service, but in no event after the stated expiration date of the Recipient's Options, to exercise Options that the Recipient was entitled to exercise on the date the Recipient's Service terminated as a result of the disability.

      (b) If a Recipient dies while in the Corporation's Service, any Options that the Recipient was entitled to exercise on the date of death will be exercisable within the six-month period following the date of issuance of letters testamentary or letters of administration of a deceased Recipient, in the case of the Recipient's death during his Service to the Corporation's Board, but not later than one year after the Recipient's death or until the stated expiration date of the Recipient's Option, whichever occurs first, by the person or persons ("successors") to whom the Recipient's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the Option Price, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

      (c) The term "Service" means service as an employee, as an independent contractor, or an employee of an independent contractor.


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  9.  No Registration Obligation. The Recipient understands that the Option is not registered under the Securities Act of 1933, as amended (the "Securities Act") and the Corporation has no obligation to register under the Securities Act the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option. The Recipient represents that the Option is being acquired by him for investment and acknowledges that all certificates for the shares issued upon exercise of the Option will bear the following legend unless such shares are registered under the Securities Act prior to their issuance:

                The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Corporation and its legal counsel such sales, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the Recipient and the Corporation are able to establish the existence of an exemption from registration under the Securities Act and applicable state laws.

  10. Effect of Certain Changes.

      (a) If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued shares of Common Stock: provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

      (b) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, or any sale or transfer by the Corporation of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group for more than 50% of the then outstanding voting securities of the Corporation, the Board may provide that the Recipient shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, merger or consolidation, sale or transfer of assets or tender offer or exchange offer, by a Recipient of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation: sales or transfer of assets or tender offer or exchange offer, or in the alternative the Board may provide that each Option granted herein shall terminate as of a date fixed by the Board: provided, however, that not less than 30 day's written notice of the date so fixed shall be given to the Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option.

      (c) Paragraph (b) of this Section 10 shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change which results in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board may provide that the Recipient shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change


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          consolidation or merger by the Recipient of the number of shares of
          Common Stock for which Option might have been exercised.

      (d) If there is a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Stock Option Agreement.

      (e) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board.

      (f) Except as expressly provided in this Section 10, the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or split-up, split-off, or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not effect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option. The grant of this Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

  11. Notices. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation c/o President, eSat, Inc., 16520 Harbor Blvd., Bldg, G, Fountain, Valley, CA 92708. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 11

  12. Approval of Consent. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange or association upon which the Common Stock than may be listed.

  13. Benefits of Agreement. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient" heirs, legal representatives and successors.

  14. Governmental and Other Regulations. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by the regulatory or governmental agency which, in the opinion of counsel for the Corporation, may be required.

  15. Conditions to Exercise. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and non-assessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

        (i) The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed;

        (ii) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other


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               governmental regulatory body, which the Corporation shall, in its absolute discretion, deem necessary or advisable;

        (iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Corporation shall, in its absolute discretion, determine to be necessary or advisable;

        (iv) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

        (v) The lapse of such reasonable period of time following the exercise of the Option as the Corporation may from time to time establish for reasons of administrative convenience.


        This Stock Option Agreement is executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

                                   ESAT, INC.

                         By /s/ [Signature Illegible]
                           ---------------------------

        The undersigned Recipient understands the terms of this Option Agreement. The undersigned agrees to comply with the terms and conditions of this Option Agreement.


Date 3/24/     , 2000                 Signature: /s/ STEVEN A. TULK
    ----------                                  --------------------------------
                                      Printed Name:  STEVEN A. TULK
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                                      Tax ID # (SSN):  568 19 5189
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                                      Address:  1127 WINDBROOKE DR., #201
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                                                BUFFALO GROVE, IL 60089
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